[JOS. A. BANK LOGO OMITTED]
                          JOS. A. BANK CLOTHIERS, INC.

                                500 Hanover Pike
                            Hampstead, Maryland 21074

Dear Stockholder:

          You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Jos. A. Bank Clothiers, Inc., which will be held at the Company's corporate offices, 500 Hanover Pike, Hampstead, Maryland, commencing at 10:00 a.m., local time, on Friday, June 24, 2005.

         The following pages contain the formal notice of the Annual Meeting and the related Proxy Statement. The Company's Annual Report for the fiscal year ended January 29, 2005 is enclosed with this proxy material. The Annual Report is not to be regarded as proxy solicitation material.

         Issues to be considered and voted on at the Annual Meeting are set forth in the Proxy Statement. You are encouraged to carefully review the Proxy Statement and attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible by signing, dating and returning the enclosed proxy card promptly in the accompanying reply envelope. If you attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

         I look forward to meeting you on June 24, 2005 and discussing with you the business of your company.

                                     Sincerely,

                                     /s/ Robert N. Wildrick

                                     Robert N. Wildrick,
                                     President and Chief Executive Officer

May 27, 2005

                          JOS. A. BANK CLOTHIERS, INC.

                   500 Hanover Pike, Hampstead, Maryland 21074

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  JUNE 24, 2005


TIME AND DATE          10:00 a.m., local time, on June 24, 2005

PLACE                  Our corporate offices, 500 Hanover Pike, Hampstead,
                       Maryland

ITEMS OF BUSINESS      (1)  To elect two  directors  for terms  expiring  at our
                            2008 Annual Meeting of Stockholders, or at such later time as their respective successors have been duly elected and qualified;

                       (2) To ratify the appointment of our registered public accounting firm for the fiscal year ending January 28, 2006; and

                       (3) To consider such other business as may properly come before the Annual Meeting.

ADJOURNMENTS AND       Any action on the items of business  described  above may
POSTPONEMENTS          be  considered  at the Annual  Meeting at the time and on
                       the date specified above or at any time and date to which
                       the  Annual   Meeting  may  be  properly   adjourned   or
                       postponed.

RECORD DATE            You are entitled to vote only  if you were a Jos. A. Bank
                       stockholder as of the close of business on May 6, 2005.

MEETING ADMISSION      You are entitled to attend the Annual Meeting only if you
                       were a Jos. A. Bank stockholder as of the close of business on May 6, 2005 or hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance.


                       If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement dated prior to May 6, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

VOTING YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION TITLED QUESTIONS AND ANSWERS BEGINNING ON PAGE 1 OF THE PROXY STATEMENT AND THE INSTRUCTIONS ON THE PROXY OR VOTING INSTRUCTION CARD.


May 27, 2005                By order of the Board of Directors,

                            /s/ Charles D. Frazer

                            Charles D. Frazer,
                            Secretary

                          JOS. A. BANK CLOTHIERS, INC.

                             PROXY STATEMENT FOR THE
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 24, 2005

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:    WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors (the "Board") of Jos. A. Bank Clothiers, Inc., a Delaware corporation ("Jos. A. Bank" or the "Company"), is providing these proxy materials to you in connection with our 2005 Annual Meeting of Stockholders (the "Annual Meeting"), which will take place on June 24, 2005. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and accompanying proxy card are being mailed on or about May 27, 2005 to all stockholders entitled to vote at the Annual Meeting.

Q:    WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A: The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and most highly paid executive officers and certain other required information.

Q:    HAS THE INFORMATION CONTAINED IN THIS PROXY STATEMENT BEEN ADJUSTED TO
REFLECT THE STOCK DIVIDENDS PREVIOUSLY DECLARED BY THE BOARD OF DIRECTORS OF JOS. A. BANK?

A: On January 13, 2004, the Board of Directors declared a 50% stock dividend, with a record date of January 30, 2004 and a distribution date of February 18, 2004. On June 8, 2004, the Board of Directors declared a 25% stock dividend, with a record date of July 30, 2004 and a distribution date of August 18, 2004. The two stock dividends are herein collectively referred to as the "Stock Dividends". Except where specifically stated otherwise, all references to shares, earnings per share, options, exercise prices, market prices or values and similar information which may be affected by a stock dividend have been adjusted to reflect the Stock Dividends.

Q:    HOW MAY I OBTAIN JOS. A. BANK'S 10-K FOR THE YEAR ENDED JANUARY 29, 2005?

A: A copy of our Annual Report on Form 10-K for the year ended January 29, 2005 ("Fiscal 2004") is enclosed. We filed our Annual Report on Form 10-K with the Securities and Exchange Commission on April 14, 2005. Stockholders may obtain a copy of this report, including the financial statements and financial statement schedules, without charge, by writing to our Secretary at our principal executive offices located at 500 Hanover Pike, Hampstead, Maryland 21074. Our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission can also be accessed on our website at www.josbank.com.

Q:    WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: The items of business scheduled to be voted on at the Annual Meeting are:

   o The election of two directors for terms expiring at our 2008 Annual Meeting of Stockholders, or at such later time as their respective successors have been duly elected and qualified; and

   o The ratification of the appointment of our registered public accounting firm for the fiscal year ending January 28, 2006 ("Fiscal 2005").

We will also consider other business that properly comes before the Annual Meeting.

Q:    HOW DOES THE BOARD RECOMMEND THAT I VOTE?

A: Our Board recommends that you vote your shares "FOR" the nominees to the Board and "FOR" the ratification of the appointment of our registered public accounting firm for Fiscal 2005.

Q:    WHAT SHARES CAN I VOTE?

A: Each share of Jos. A. Bank's common stock issued and outstanding as of the close of business on May 6, 2005 (the "Record Date") is entitled to be voted on all items being voted on at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

On the Record Date we had approximately 13,532,171 shares of common stock issued and outstanding.

Q:    WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD
AND AS A BENEFICIAL OWNER?

A: Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

STOCKHOLDER OF RECORD

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Jos. A. Bank. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use.

BENEFICIAL OWNER

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" or other evidence of your beneficial ownership from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:    HOW CAN I ATTEND THE ANNUAL MEETING?

A: You are entitled to attend the Annual Meeting only if you were a Jos. A. Bank stockholder or joint holder as of the close of business on May 6, 2005 or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 500 Hanover Pike, Hampstead, Maryland 21074.

If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as a legal proxy, your most recent account statement dated prior to May 6, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Q:    HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy or other evidence of beneficial ownership from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE ANNUAL MEETING.

Q:    HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided and mailing them in the accompanying pre-addressed envelopes.

Q:    CAN I CHANGE MY VOTE?

A: Yes. You may change your vote at any time prior to the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy or other evidence of beneficial ownership from your broker, trustee or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

Q:    WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact our Investor Relations Department at (410) 239-5900.

If you need additional copies of this Proxy Statement or voting materials, please contact our Investor Relations Department.

Q:    IS MY VOTE CONFIDENTIAL?

A. Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Jos. A. Bank or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote and (3) to facilitate a successful proxy solicitation.

Q:    HOW MANY SHARES MUST BE PRESENT OR REPRESENTED TO CONDUCT BUSINESS AT THE
ANNUAL MEETING?

A: In order to hold and transact business at the Annual Meeting, a majority of shares of Jos. A. Bank common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:    HOW ARE VOTES COUNTED?

A: In the election of the directors, you may vote "FOR" the nominees or you may "WITHHOLD AUTHORITY" with respect either or both of the nominees.

For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (in the case of this Annual Meeting, "FOR" Jos. A. Bank's nominees to the Board, "FOR" ratification of the registered public accounting firm and in the discretion of the proxy holders on any other matters that properly come before this Annual Meeting).

Q:    WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: The affirmative vote of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect each director. In the election of the directors, the two persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of either director will not be voted with respect to that director, although it will be counted for purposes of determining whether there is a quorum.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of our registered public accounting firm. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Q:    WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A: We are not aware of any business to be acted upon at the Annual Meeting other than the two items of business described in this Proxy Statement. If you grant a proxy, the persons named as proxy holders, Robert N. Wildrick and Charles D. Frazer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason either or both of our nominees are not available as candidate for director, the persons named as proxy holders will vote your proxy for such other candidate(s) as may be nominated by the Board.

Q:    WHO WILL SERVE AS INSPECTOR OF ELECTIONS?

A:    The inspector of elections will be a representative of Jos. A. Bank.

Q:    WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A: You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:    HOW MAY I OBTAIN A SEPARATE SET OF VOTING MATERIALS?

A: Securities and Exchange Commission rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report, please contact our Investor Relations Department at 500 Hanover Pike, Hampstead, Maryland 21074, telephone: (410) 239-5900 and we will promptly deliver the Proxy Statement or Annual Report upon your request.

Q:    WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A: Jos. A. Bank is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:    WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: We intend to announce preliminary voting results at the Annual Meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of Fiscal 2005.

Q: WHAT IS THE DEADLINE FOR SUBMITTING PROPOSALS FOR INCLUSION IN JOS. A. BANK'S PROXY STATEMENT FOR THE 2006 ANNUAL MEETING OF STOCKHOLDERS?

A: Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders may present proper proposals for inclusion in our Proxy Statement relating to, and for consideration at, the 2006 Annual Meeting of Stockholders, by submitting their proposals to us in a timely manner. Such proposals will be so included if received at our principal executive offices not later than January 27, 2006 and if they otherwise comply with the requirements of Rule 14a-8.

Q:    WHAT IS THE DEADLINE TO PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S
ANNUAL MEETING OF STOCKHOLDERS OR TO NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals, including director nominations, for consideration at future stockholder meetings.

GENERAL

In order to be considered at an Annual Meeting of Stockholders, a stockholder's notice to the Secretary must be delivered to or mailed and received at our principal executive offices no later than the date which is 120 calendar days prior to the anniversary date of the previous Annual Meeting of Stockholders, which date for the 2006 Annual Meeting of Stockholders will be February 24, 2006. The notice shall set forth as to each matter of business the stockholder proposes to bring before the Annual Meeting of Stockholders the following:

     o a brief description of the business desired to be brought before the Annual Meeting of Stockholders and the reasons for conducting such business at the Annual Meeting of Stockholders;

     o the name and address, as they appear on our books, of the stockholder proposing such business;

     o the number of shares of our common stock which are beneficially owned by the stockholder;

     o    any material interest of the stockholder in such business; and

     o any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act, in his capacity as a proponent of a stockholder proposal.

NOMINATION OF DIRECTOR CANDIDATES

To be considered at an Annual Meeting of Stockholders, nominations of persons for election to our Board must be properly brought before an Annual Meeting of Stockholders in accordance with the provisions of our Amended and Restated Bylaws. For a stockholder to properly bring nominations before an Annual Meeting of Stockholders, the stockholder must have given timely notice thereof in writing to our Secretary. To be timely, a stockholder's notice must be delivered to or mailed and received at our principal executive offices no later than the date which is 120 calendar days prior to the anniversary date of the previous Annual Meeting of Stockholders, which date for the 2006 Annual Meeting of Stockholders will be February 24, 2006. In the event that the date of the Annual Meeting of Stockholders is advanced by more than 60 days or delayed by more than 90 days from such anniversary, notice by the stockholder to be timely must be so received not earlier than the one hundred twentieth day prior to such Annual Meeting of Stockholders and not later than the close of business on the later of
(1) the sixtieth day prior to such Annual Meeting of Stockholders or (2) the tenth day following the date on which notice of the date of the Annual Meeting of Stockholders was mailed or public disclosure thereof was made, whichever first occurs.

In the case of nominations, the notice shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director the following:

     o    the name, age, business address and residence address of the nominee;

     o    the principal occupation or employment of the nominee;

     o the class and number of shares of our common stock that are beneficially owned by the nominee;

     o a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming each person or persons) pursuant to which the nominations are to be made by the stockholder; and

     o any other information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected).

COPY OF AMENDED AND RESTATED BYLAW PROVISIONS

You may contact the Secretary of Jos. A. Bank at our principal executive offices for a copy of the relevant provisions of our Amended and Restated Bylaws regarding the requirements for making stockholder proposals and nominating director candidates.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The Board consists of five members and is divided into three classes. Each class holds office for a term of three years. This year's nominees for director, David A. Preiser and Robert N. Wildrick (individually, a "Director Nominee" and collectively, the "Director Nominees"), were nominated by the independent members of the Board by unanimous written consent. The Director Nominees were nominated for re-election to the Board for terms of three years expiring at the 2008 Annual Meeting of Stockholders or at such later time as their respective successors are duly elected and qualified.

The Director Nominees are currently directors of the Company. If either or both of the Director Nominees should become unavailable for election, the shares represented by the proxies solicited for the Annual Meeting will be voted for such substitute nominee(s) as may be determined by the Board. The Board has no reason to expect that either Director Nominee will not be a candidate for director at the Annual Meeting. In the election of directors, you may vote "FOR" the Director Nominees or you may "WITHHOLD AUTHORITY" with respect to either or both of the Director Nominees. Unless a stockholder withholds authority on the proxy card with respect to either or both of the Director Nominees, the shares represented by the accompanying proxy will be voted "FOR" the election of the Director Nominees.

         The election of a director requires the affirmative vote of a plurality of the shares of common stock present or represented and entitled to vote at the Annual Meeting.

         Certain   information   concerning  the  Director  Nominees  and  those
directors whose terms of office will continue following the Annual Meeting is set forth below:

RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MR. PREISER AND MR. WILDRICK.

NOMINEES STANDING FOR ELECTION FOR TERMS EXPIRING IN 2008

DAVID A. PREISER has served as one of our directors since 1990. Mr. Preiser has been a Senior Managing Director and member of the Board of Directors of Houlihan, Lokey, Howard & Zukin, Inc. ("Houlihan, Lokey"), an investment banking firm, since January 2002. He has been the Chairman of Houlihan, Lokey, Howard & Zukin-Europe since December 2004. Mr. Preiser has been the Managing Partner of Sunrise Capital Partners, L.P., a private equity fund affiliated with Houlihan, Lokey, since the inception of the fund in December 1998. Mr. Preiser was a Managing Director of Houlihan, Lokey from January 1993 to December 2001. Mr. Preiser is a director of NVR, Inc. (AMEX: NVR) and Tremisis Energy Acquisition Corporation (OTC BB: TEGY, TEGYU and TEGYW).

ROBERT N. WILDRICK has served as one of our directors since 1994, as our Chief Executive Officer since November 1999 and as our President since December 1999. Mr. Wildrick was Director, President and Chief Executive Officer of Venture Stores, Inc. ("Venture"), a publicly traded family value retailer, from April 1995 to May 1998 and was Chairman of its board of directors from January 1996 to May 1998. From 1976 to April 1995, Mr. Wildrick was employed by Belk Stores Services, a retailing company, in various capacities, including Corporate Executive Vice President for Merchandise and Sales Promotion, Chief Merchandising Officer, Senior Vice President (Corporate) and General Manager. Mr. Wildrick currently serves on the boards of directors of the Greater Baltimore Alliance and the Pride of Baltimore. Mr. Wildrick is a former member of the board of directors and the executive committee of The Fashion Association and a former member of the board of directors of Goodwill Industries International, Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 2006

ANDREW A. GIORDANO has served as one of our directors since 1994 and as our Chairman of the Board since May 1999. He was our interim Chief Executive Officer from May 1999 to October 1999. Mr. Giordano has been a principal of The Giordano Group, Limited, a diversified consulting firm, since its founding in February 1993. Mr. Giordano was the President and Chief Operating Officer of Graham-Field Health Products, Inc. from February 1998 to June 1998 and was a director of Graham-Field from 1994 to June 1998. Mr. Giordano is a director of several privately held companies including Dale Carnegie & Associates, Inc., a global provider of locally delivered training in leadership, sales, interpersonal and communications skills. Mr. Giordano is a former director of the United States Navy Memorial Foundation and the Navy, Marine Corps, Coast Guard Residence Foundation. In 1984, Mr. Giordano retired from his position as CEO, Naval Supply Systems Command with the rank of Rear Admiral.

WILLIAM E. HERRON was appointed to our Board effective April 1, 2005. He was a licensed CPA for over 30 years and served as a partner in Arthur Andersen from 1982 until 2001. Mr. Herron was in Arthur Andersen's Accounting and Audit practice from 1982 until 1994 and in the Business Consulting practice from 1995 until 2001 when he retired from the firm. Mr. Herron is a current member of the AICPA and PICPA. He has served on the boards of directors of several privately held companies including the position of chair of an audit committee. He has been active for over 25 years on boards of civic and charitable institutions. Mr. Herron is a retired Rear Admiral from the U.S. Naval Reserve. He is currently self-employed as a strategic consultant to companies who want to enter the market of doing business with the federal government. He previously was the Office Managing Partner of Arthur Andersen's Office of Government Services.



DIRECTOR WHOSE TERM EXPIRES IN 2007

GARY S. GLADSTEIN has served as one of our directors since 1989. Mr. Gladstein is a private investor and independent consultant to Soros Fund Management LLC, an investment advisory firm ("Soros Fund"). He was employed as a Senior Consultant at Soros Fund from January 2000 to September 2004. From 1989 through December 1999, he was a Managing Director and the Chief Operating Officer of Soros Fund. Mr. Gladstein is a director of Mueller Industries, Inc. (NYSE: MLI) and Imergent, Inc. (AMX: IIG). Mr. Gladstein is a director of several not-for-profit organizations including the University of Connecticut Foundation, The Samuel Waxman Cancer Research Foundation at Mt. Sinai Hospital, The Abraham Fund Initiatives, The Hebrew Free Loan Association and the National Sleep Research Foundation. Mr. Gladstein is also a director of several privately owned hedge funds.

BOARD INDEPENDENCE

         The Board has determined that each of Messrs. Giordano, Gladstein, Herron and Preiser (individually, an "Independent Director" and collectively, the "Independent Directors") is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards (the "Nasdaq Rules"). During each Board meeting held in Fiscal 2004, the
Independent Directors met in executive session in accordance with Rule 4350(c)(2) of the Nasdaq Rules.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has a standing Audit Committee, Compensation Committee and Incentive Plan Committee. The following lists the primary responsibilities of each of these committees and their members.

         AUDIT COMMITTEE

         The Audit Committee, currently comprised of Messrs. Giordano, Gladstein (Chairman) and Herron, assists the Board with the oversight of: (1) the integrity of our financial statements; (2) the qualifications and independence of our registered public accounting firm; (3) the performance of our registered public accounting firm; (4) the adequacy of our systems of internal accounting and financial controls; and (5) our compliance with ethics policies and legal and regulatory requirements. During each

Audit Committee meeting held in Fiscal 2004, the Audit Committee met with our registered public accounting firm in executive session outside the presence of management.

         The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of our registered public accounting firm (including resolution of disagreements between management and our registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our registered public accounting firm reports directly to the Audit Committee. The Audit Committee has the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting or other advisors. We cover all payments to these independent advisors. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         The Board has determined that Mr. Gladstein is an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K and that Mr. Gladstein and each of the other members of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the Nasdaq Rules.

         The Audit Committee operates pursuant to a charter, which has been duly adopted by the Board. A copy of the charter was attached to our Proxy Statement for our 2003 Annual Meeting of Stockholders.

         COMPENSATION COMMITTEE

         The Compensation Committee, currently comprised of Messrs. Giordano, Herron and Preiser (Chairman), all of whom are independent directors, determines the compensation of the Chief Executive Officer and other executive officers of the Company in accordance with Rule 4350(c)(3) of the Nasdaq Rules; and may advise the Board and the Company, or take other action, on other matters of compensation.

         INCENTIVE PLAN COMMITTEE

          The Incentive Plan Committee, currently comprised of Messrs. Gladstein and Preiser, administers the Company's 1994 Incentive Plan and 2002 Incentive Plan.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

         The Board held six meetings and acted by unanimous written consent two times during Fiscal 2004. The Audit Committee held ten meetings during Fiscal 2004. The Compensation Committee held three meetings during Fiscal 2004. The Incentive Plan Committee did not meet during Fiscal 2004. Each director attended or participated in 75% or more of (1) the meetings of the Board and (2) the meetings held by all committees of the Board on which such director served during Fiscal 2004.

         While the Board has not adopted a formal policy regarding director attendance at annual meetings of stockholders, the Board typically schedules one of its quarterly meetings on the day of each annual meeting of stockholders. Our directors, therefore, are encouraged to and typically do attend the annual meeting of stockholders. Other than Mr. Herron, who was not then a director, all of our directors and Director Nominees were present at the 2004 Annual Meeting of Stockholders held on June 25, 2004.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

         Stockholders may communicate with the Board by sending a letter to Jos.
A. Bank  Clothiers,  Inc.  Board of Directors c/o General  Counsel,  500 Hanover
Pike,   Hampstead,   Maryland  21074.  The  General

Counsel will receive the correspondence and forward it to the Chairman of the Board, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the General Counsel has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

CONSIDERATION OF DIRECTOR NOMINEES

         We do not have a standing nominating committee. The Board believes that the current size of our Board does not necessitate a separate nominating committee or a separate charter relating to the Board's nomination process. As permitted by Rule 4350(c)(4) of the Nasdaq Rules, the Independent Directors nominated the Director Nominees.

         STOCKHOLDER NOMINEES

         The Board's policy is to consider prospective director nominations properly submitted by a stockholder. For a description of the process for nominating directors in accordance with our Amended and Restated Bylaws, see "What is the deadline to propose actions for consideration at next year's Annual Meeting of Stockholders or to nominate individuals to serve as directors?" in the Questions and Answers section of this Proxy Statement. No stockholder has submitted a nominee for consideration by the Board.

         DIRECTOR QUALIFICATIONS

         The Board does not believe that it is in our best interests to establish rigid criteria for the selection of prospective director nominees. Rather, the Board recognizes that the challenges and needs we face will change over time and, accordingly, believes that the selection of prospective director nominees should be based on skill sets relevant to the issues we face or are likely to face at the time of nomination. At the same time, the Board strongly believes that we will benefit from a diversity of background and experience on the Board and therefore seeks prospective director nominees who, in addition to general management experience and business knowledge, possess an expertise in one or more of the following areas: retail, finance, international business, investment banking, corporate governance, financial control systems, risk assessment, and investor relations. In addition, there are certain general attributes that the Board believes all prospective director nominees must possess in order to be recommended to the Board of Directors, including:

     o    a commitment to ethics and integrity;

     o    a commitment to personal and organizational accountability;

     o    a  history  of  achievement  that  reflects  superior   standards  for
          themselves and others; and

     o an ability to take tough positions while, at the same time, being respectful of the opinions of others and working collaboratively.

         IDENTIFYING AND EVALUATING PROSPECTIVE DIRECTOR NOMINEES

         The Board uses a variety of methods for identifying nominees for director. Prospective director nominees may come to the attention of the Board through current directors, professional search firms, stockholders or other persons.

         The Independent Directors will evaluate all prospective director nominees, including those recommended by stockholders, in the same manner. Generally, prospective director nominees will be evaluated at special meetings of the Independent Directors. The Independent Directors will make an initial determination as to whether to conduct a full evaluation of the prospective director nominee based upon various factors, including, but not limited to: (1) the information submitted with the nomination, (2) the Board's own knowledge of the prospective director nominee, (3) the current size of the Board and any anticipated vacancies or needs and (4) whether the prospective director nominee can satisfy the minimum qualifications established by the Independent Directors. The Independent Directors may then decide to do a comprehensive evaluation of a prospective director nominee. The Independent Directors may also choose to interview the candidate.

              DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

BOARD AND COMMITTEE FEES

         Each Independent Director receives an annual retainer of $20,000. Each committee chair receives an additional annual retainer of $25,000 and our Chairman and lead Independent Director receives an additional annual retainer of $60,000. Each Independent Director also receives (a) attendance fees of $2,500 per Board meeting and $1,000 per Committee meeting and (b) reimbursement for an annual acquisition of our common stock having a market value of $15,000 as of the time of acquisition, plus actual brokerage fees incurred. One-half of the usual meeting attendance fee (i.e., $1,250 and $500, respectively) is paid to each Independent Director for participation in each telephonic Board or Committee meeting. All directors are reimbursed for actual out-of-pocket expenses incurred by them in connection with their attending meetings of the Board or of a Committee.

OPTION GRANTS

         The hereinafter described eligibility to receive option grants is subject in all respects to the availability of shares reserved under our 1994 Incentive Plan and our 2002 Incentive Plan. Awards have been granted with respect to all shares reserved under the Company's two incentive plans. Therefore, no further formula awards (as described below) can be granted unless shares become available as a result of the forfeiture of existing options or the approval of one or more new options plans (containing formula award grants).

         Our Independent Directors are eligible to receive option grants under our 1994 Incentive Plan and our 2002 Incentive Plan. Both plans provide for an adjustment of options and the exercise price per share of options in the event that we effect a stock dividend. All references to options in this section have been adjusted to reflect the Stock Dividends.

         Under our 1994 Incentive Plan, Messrs. Giordano, Gladstein and Preiser received an option to purchase up to 37,500 shares of common stock at an exercise price equal to the fair market price of a share of common stock on August 1, 1994, the date of grant (the "1994 Initial Formula Award"). The option vested as to 7,500 shares of common stock on the first day of each year following the grant date until it was fully vested, except that any optionee who failed to attend at least 75% of the Board meetings in any calendar year automatically forfeited the right to exercise such portion of the option that would otherwise have become exercisable on the next following January 1, which portion ceased to have any force or effect. All of the options under the 1994 Initial Formula Award either have vested or were forfeited as of January 1, 1999.

         Also pursuant to the 1994 Incentive Plan, Messrs. Giordano, Gladstein and Preiser received on or about August 1 of each year an immediately exercisable option to purchase up to 1,875 shares of common stock at an exercise price equal to the fair market price of the common stock on the date of grant (the "1994 Annual Formula Award"; the 1994 Initial Formula Award and the 1994 Annual Formula Award are hereinafter collectively referred to as the "1994 Formula Awards"). Options granted under the 1994 Formula Awards generally expire and cease to be of any force or effect on the earlier of the tenth anniversary of the date of any such grant or the first anniversary of the date on which an optionee is no longer a member of the Board.

         Formula awards which may be granted to Independent Directors pursuant to the 2002 Incentive Plan are upon substantially the same terms and conditions as the 1994 Formula Awards. No Independent Director received an initial formula award under the 2002 Incentive Plan. For any particular year, Independent Directors are eligible to receive annual formula awards under either the 1994 Incentive Plan or the 2002 Incentive Plan, but not both. The exercise price of the annual formula award granted to Messrs. Giordano, Gladstein and Preiser in Fiscal 2004 was $24.44 per share. Three thousand seven hundred fifty of such options were granted under the 2002 Incentive Plan and 1,875 of such options were granted under the 1994 Incentive Plan.

         On September 9, 2004, Messrs. Giordano, Gladstein and Preiser each received an immediately vested option under the 2002 Incentive Plan to purchase up to 8,000 shares of common stock at an exercise price of $27.62, the fair market price of a share of common stock on the date of grant. On April 1, 2005, Mr. Herron received an immediately vested option under the 2002 Incentive Plan to purchase up to 10,000 shares of common stock at an exercise price of $29.71, the fair market price of a share of common stock on the date of grant.

         PROPOSAL TWO: RATIFICATION OF REGISTERED PUBLIC ACCOUNTING FIRM

CHANGE IN REGISTERED PUBLIC ACCOUNTING FIRM

         KPMG LLP ("KPMG") performed the audit of the financial statements of the Company for the year ended January 31, 2004 ("Fiscal 2003") and issued an unqualified opinion thereon. On April 19, 2004, the Audit Committee notified KPMG that they would not be our registered public accounting firm for Fiscal 2004 and on April 20, 2004 the Audit Committee engaged Ernst & Young LLP ("E&Y") as our registered public accounting firm. Prior to the engagement, an Administrative Law Judge of the Securities and Exchange Commission had issued an Order and Initial Decision IN THE MATTER OF ERNST & YOUNG LLP, File No. 3-10933 (the "Initial Decision"), suspending E&Y from accepting audit engagements for new Commission registrant audit clients for a period of six months from the date that the Initial Decision became effective. E&Y represented to us that the Initial Decision would not prevent the Company from engaging E&Y until it was entered as a final order of the Securities and Exchange Commission. On April 26, 2004, nearly a week after we had engaged E&Y, the Initial Decision became final. The following day, the Office of the Chief Accountant of the Securities and Exchange Commission issued a letter setting forth guiding principles regarding E&Y's suspension. Pursuant to those guiding principles, and subject to certain exceptions, E&Y was prohibited for a term of six months from accepting as a new Commission registrant audit client, INTER ALIA, any entity with which E&Y did not have a continuing audit relationship as of April 16, 2004. Therefore, E&Y could not, consistent with the guiding principles, continue as our registered public accounting firm. As approved by the Audit Committee, on May 12, 2004, we engaged Deloitte & Touche LLP ("Deloitte") as our registered public accounting firm to audit our financial statements for Fiscal 2004.

         During Fiscal 2003 and during the subsequent interim period through April 19, 2004, (a) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports; (b) there were no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K; and (c) the Company did not consult with E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

         The audit reports of KPMG on our consolidated financial statements for Fiscal 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG did not issue any audit reports on our consolidated financial statements for Fiscal 2004.

         During Fiscal 2003 and during the subsequent interim period through May 12, 2004, (a) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to E&Y's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its reports; (b) there were no reportable events, as listed in
Item 304(a)(1)(v) of Regulation S-K; and (c) the Company did not consult with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

          E&Y did not issue any audit reports on our consolidated financial statements for Fiscal 2003 or Fiscal 2004.

RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP

         The Audit Committee appointed Deloitte to serve as our registered public accounting firm for the year ending January 28, 2006. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required to ratify the selection of Deloitte.

         In the event the stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and in the best interests of our stockholders.

         Representatives of Deloitte are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

FEES BILLED TO THE  COMPANY BY  PRINCIPAL  ACCOUNTANT  FOR OR IN FISCAL 2004 AND
2003

         KPMG was the principal accountant for the audit of the Company's financial statements for Fiscal 2003. Deloitte was the principal accountant for the audit of the Company's financial statements for Fiscal 2004. In addition to auditing our financial statements, during each of their respective years of service, we retained said principal accountants to perform other services from time to time. The following table sets forth the aggregate fees billed by each principal accountant for or in the relevant fiscal year:

  TYPE OF FEE                              FISCAL 2004               FISCAL 2003
                                           (DELOITTE)                   (KPMG)
---------------------------------    --------------------            -----------
  Audit Fees (1)                            $1,089,347                 $264,500
  Audit-Related Fees (2)                     $40,520                    $22,000
  Tax Fees (3)                               $20,197                    $20,485
  All Other Fees (4)                         $381,397                   $39,004
  Total Fees For Services Provided          $1,531,461                 $345,989
  ---------------------------------

           (1) Audit Fees represent the aggregate fees billed for the stated fiscal year for professional services rendered by the principal accountant for the audit of the Company's annual financial statement and review of financial statements included in the Company's Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal year. Included in the audit fees for Fiscal 2004 are Deloitte's fees in connection with its attestation report on the Company's assessment, and an opinion on the effectiveness, of the Company's internal control over financial reporting. Included in the audit fees for each fiscal year are the principal accountant's fees in connection with the restatement of our financial statements for Fiscal 2003 and Fiscal 2002.

           (2) Audit-related fees represent the aggregate fees billed in the stated fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported as Audit Fees. Included in audit-related fees billed in Fiscal 2004 are Deloitte's fees in connection with an SEC review letter and limited scope audits for our two retirement plans. Included in audit-related fees billed in Fiscal 2003 are KPMG's fees in connection with an SEC review letter and limited scope audits for our two retirement plans.

           (3) Tax Fees represent the aggregate fees billed in the stated fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

           (4) All Other Fees include the aggregate fees billed in the stated fiscal year for products and services provided by the principal accountant other than the services reported above. Included in all other fees for Fiscal 2004 are Deloitte's fees in connection with its assistance with the Company's evaluation under Section 404 of the Sarbanes-Oxley Act of 2002. Included in all other fees for Fiscal 2003 are KPMG's fees in connection with accounting advice provided to the Company.

PRE-APPROVAL POLICIES AND PROCEDURES

         The Audit Committee pre-approves all auditing services and permitted non-audit services to be performed for the Company by its registered public accounting firm, subject to the DE MINIMIS exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee approved all such services prior to the auditor's engagement for such services during Fiscal 2004.

         RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.


                                 OTHER BUSINESS

         Except as described in the accompanying Notice of Meeting, the Board knows of no business that will come before the Annual Meeting for action. If any business other than as described in the accompanying Notice of Meeting were to come before the Annual Meeting for action, the persons designated as proxies will have discretionary authority to act in their best judgment.

         The Board encourages you to have your shares voted at the Annual Meeting by signing and returning the enclosed form of proxy. The fact that you will have returned your proxy in advance will in no way affect your right to vote in person should you attend the Annual Meeting. However, by signing and returning the proxy you have assured your representation at the Annual Meeting. Thank you for your cooperation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of May 6, 2005, by (1) each executive officer named in the Summary Compensation Table below (each a "Named Executive Officer"), (2) each director or director nominee, (3) all directors and executive officers as a group, and (4) each person (or group) that beneficially owns more than 5% of our common stock. Unless otherwise indicated, each of the stockholders can be reached at our principal executive offices located at 500 Hanover Pike, Hampstead, Maryland 21074.

                                                   Shares Beneficially Owned*
                                                   --------------------------
                                                   Number            Percent
R. Neal Black (1)..........................        119,701             **
Jerry L. DeBoer (2)........................         37,635             **
Robert B. Hensley (3)......................        131,437             **
David E. Ullman (4)........................        131,250             **
Robert N. Wildrick (5).....................        916,873            6.45%
Andrew A. Giordano (6) ....................         73,193             **
Gary S. Gladstein (7)......................        103,310             **
William E. Herron (8)......................         10,000             **
David A. Preiser (9).......................        115,053             **
RS Investment Management Co. LLC (10) .....        814,456            6.02%
AMVESCAP PLC (11) .........................        701,598            5.18%
Arbor Capital Management, LLC (12) ........        698,925            5.16%
All directors and executive officers
as a group (13 persons) (13) ..............       1,759,544          11.83%

--------------------------------------------------------------------------------

* Gives effect to the shares of common stock issuable upon the exercise of all options exercisable within 60 days of the Record Date and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. Percentage ownership is calculated based on shares of our common stock outstanding as of the Record Date. To our knowledge and based on reviews of Forms 4 and Schedules 13D and Schedules 13G filed with the Securities and Exchange Commission, except as disclosed in this table, no other stockholder beneficially owned more than 5% of the outstanding shares of common stock as of the Record Date.

**    Represents less than 1%.

(1) Mr. Black's shares consist of a direct beneficial interest in 32,937 shares of common stock and currently exercisable options to purchase 86,764 shares of common stock.

(2) Mr. DeBoer's shares consist of a direct beneficial interest in 1,875 shares of common stock, an indirect beneficial interest in 135 shares of common stock held by his son and currently exercisable options to purchase 35,625 shares of common stock.

(3) Mr. Hensley's shares consist of a direct beneficial interest in 3,937 shares of common stock and currently exercisable options to purchase 127,500 shares of common stock.

(4) Subsequent to the Record Date, Mr. Ullman exercised 30,625 options. His direct beneficial interest as of the date hereof consists of 40,000 shares of common stock and currently exercisable options to purchase 91,250 shares of common stock. Mr. Ullman's shares as reported above consist of a direct beneficial interest in 9,375 shares of common stock and currently exercisable options to purchase 121,875 shares of common stock.

(5) Mr. Wildrick's shares consist of a direct beneficial interest in 234,375 shares of common stock and currently exercisable options to purchase 682,498 shares of common stock.

(6) Mr. Giordano's shares consist of a direct beneficial interest in 23,943 shares of common stock and currently exercisable options to purchase 49,250 shares of common stock.

(7) Mr. Gladstein's shares consist of a direct beneficial interest in 39,060 shares of common stock and currently exercisable options to purchase 64,250 shares of common stock.

(8) Mr. Herron's shares consist of currently exercisable options to purchase 10,000 shares of common stock.

(9) Mr. Preiser's shares consist of a direct beneficial interest in 54,553 shares of common stock and currently exercisable options to purchase 60,500 shares of common stock. Mr. Preiser may be deemed to beneficially own any shares of our common stock which may be owned by Houlihan, Lokey, Howard & Zukin, Inc. ("Houlihan, Lokey") because Mr. Preiser is a Senior Managing Director of Houlihan, Lokey. Mr. Preiser disclaims beneficial ownership of any shares of our common stock which may be owned by Houlihan, Lokey.

(10)  The shares  reported  above as being  beneficially  owned by RS Investment
      Management  Co.  LLC  include  811,246  shares  beneficially  owned  by RS
      Investment  Management,  L.P.  and 814,456
      shares beneficially owned by George R. Hecht. RS Investment Management, L.P. is a registered investment adviser and a managing member of registered investment advisers. RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P. George R. Hecht is a
      control  person of RS  Investment  Management  Co.  LLC and RS  Investment
      Management,   L.P.  The  principal   business  address  of  RS  Investment
      Management Co., LLC is 388 Market Street, Suite 200, San Francisco, California 94111.

(11) The shares reported above as being beneficially owned by AMVESCAP PLC include 521,424 shares held by AIM Advisors, Inc. and 180,174 shares held by AIM Capital Management, Inc., both of which are subsidiaries of AMVESCAP PLC. The principal business address of AMVESCAP PLC is 11 Devonshire Square, London, EC2M 4YR, England.

(12) Richard D. Leggott is the CEO of Arbor Capital Management, LLC ("Arbor Capital") and beneficially owns a controlling percentage of its outstanding voting securities. Mr. Leggott joined in the Schedule 13G filed by Arbor Capital with the SEC because, as a result of his position with and ownership of securities of Arbor Capital, Mr. Leggott could be deemed to have voting and/or investment power with respect to the shares beneficially owned by Arbor Capital. The principal business address of Arbor Capital is One Financial Plaza, 120 South Sixth Street, Suite 1000, Minneapolis, Minnesota 55402.

(13) Includes: R. Neal Black, Gary W. Cejka, Jerry L. DeBoer, Charles D. Frazer, Andrew A. Giordano, Gary S. Gladstein, Robert B. Hensley, William
      E. Herron, Gary M. Merry, Richard E. Pitts, David A. Preiser, David E. Ullman, and Robert N. Wildrick.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

The following table sets forth our directors and executive officers, their ages and the positions they hold:

NAME                                    AGE        POSITION

Andrew A. Giordano................      72         Chairman of the Board of Directors
Gary S. Gladstein.................      60         Director
William E. Herron.................      59         Director
David A. Preiser..................      48         Director
Robert N. Wildrick................      61         President, Chief Executive Officer and Director
R. Neal Black.....................      50         Executive Vice President for Merchandising and Marketing
Gary W. Cejka.....................      55         Senior Vice President - Store Operations
Jerry L. DeBoer...................      61         Senior Vice President - Marketing
Charles D. Frazer.................      46         Senior Vice President, General Counsel and Secretary
Robert B. Hensley.................      52         Executive Vice President - Stores and Operations
Gary M. Merry.....................      42         Senior Vice President - Chief Information Officer
Richard E. Pitts..................      52         Treasurer
David E. Ullman...................      47         Executive Vice President - Chief Financial Officer and
                                                   Principal Accounting Officer


                    INFORMATION CONCERNING EXECUTIVE OFFICERS

R. NEAL BLACK has been our Executive Vice President for Merchandising and Marketing since January 2000.

GARY W. CEJKA has been our Senior Vice President for Store Operations since December 1997.

JERRY L. DEBOER has been our Senior Vice President-Marketing since December 2000. Mr. DeBoer was Vice President, Men's, of the Parisian Division of Saks Incorporated from 1999 to 2000.

CHARLES D. FRAZER has been our General Counsel and Secretary since 1994 and a Senior Vice President of the Company since December 1997.

ROBERT B. HENSLEY has been our Executive Vice President-Stores and Operations since December 1999.

GARY M. MERRY has been our Senior Vice President-Chief Information Officer since June 2001 and was the Company's Chief Information Officer from September 2000 to June 2001. Mr. Merry was Vice President of the Digital Commerce Division of First American Information Systems from March 1999 to September 2000.

RICHARD E. PITTS has been our Treasurer since December 1999 and has been a Vice President of the Company since April 2005. Mr. Pitts was the Company's Principal Accounting Officer from December 1999 to May 2004.

DAVID E. ULLMAN has been our Executive Vice President-Chief Financial Officer since September 1995. Mr. Ullman is also our Principal Accounting Officer.



EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning the compensation earned for each of the last three fiscal years by our current President and Chief Executive Officer and each of our four other most highly compensated executive officers who were serving as executive officers as of January 29, 2005. The listed individuals are herein referred to as the "Named Executive Officers." All years cited in the following table and accompanying footnotes refer to fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                ANNUAL COMPENSATION                         COMPENSATION
                                                --------------------------------------      ------------
                                                                                             SECURITIES        ALL OTHER
                                                                          OTHER ANNUAL       UNDERLYING       COMPENSATION
     NAME AND PRINCIPAL POSITION      YEAR       SALARY    BONUS(*)       COMPENSATION         OPTIONS            (**)
     ---------------------------      ----       ------    --------       ------------      ------------      ------------
     Robert N. Wildrick ..............2004       782,996  1,960,302         30,659(1)            0                4,920
     PRESIDENT AND                    2003       768,000  2,823,750(2)      29,494(3)         150,000             4,920
     CHIEF EXECUTIVE OFFICER          2002       750,000  1,875,000         29,047(4)         300,000             4,800

     Robert B. Hensley................2004       303,846    366,250         16,847(5)            0                4,920
     EXECUTIVE VICE PRESIDENT,        2003       288,847    348,000         15,927(6)          37,500             4,920
     STORES AND OPERATIONS            2002       273,458    275,000         14,661(7)          30,000             4,800

     R. Neal Black ...................2004       303,846    378,250         16,462(8)            0                4,920
     EXECUTIVE VICE PRESIDENT,        2003       288,847    348,000         15,203(9)          37,500             4,920
     MERCHANDISING AND MARKETING      2002       273,267    275,000        14,445(10)          30,000             4,800

     David E. Ullman..................2004       258,462    318,000        13,664(11)            0                4,920
     EXECUTIVE VICE PRESIDENT,        2003       238,846    288,000        12,891(12)          37,500             4,920
     CHIEF FINANCIAL OFFICER          2002       223,494    225,000         8,076(13)          30,000             4,800

     Jerry L. DeBoer..................2004       205,539    180,000        12,579(14)            0                3,717
     SENIOR VICE PRESIDENT,           2003       198,462    150,000        11,235(15)          22,500             3,717
     MARKETING                        2002       180,000    108,000         9,989(16)          7,500              2,317

The Summary Compensation Table above excludes certain annual compensation in the form of perquisites and other personal benefits where the aggregate amount of such annual compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each Named Executive Officer.

*Amounts in the "Bonus" column represent bonuses attributable to performance in the stated fiscal year, but are generally paid in the next following fiscal year. In accordance with his employment agreement, Mr. Wildrick received progress payments on his Fiscal 2004 bonus during Fiscal 2004.

**All Other Compensation represents our contribution to 401(k) and/or 401(s) retirement account(s).

(1) Mr. Wildrick's other annual compensation for 2004 consists of payments for certain insurance premiums ($9,659) and an allowance for automobile and other expenses ($21,000).

(2) The amount listed includes a $900,000 extension bonus paid to Mr. Wildrick in connection with the extension of his employment agreement for an additional four year term ending January 31, 2009. Without the extension, Mr. Wildrick's employment agreement would have expired January 29, 2005 and Mr. Wildrick would have been entitled to severance in the amount of $900,000. Mr. Wildrick's amended employment agreement does not provide for severance upon expiration of the employment term.

(3) Mr. Wildrick's other annual compensation for 2003 consists of payments for certain insurance premiums ($8,494) and an allowance for automobile and other expenses ($21,000).

(4) Mr. Wildrick's other annual compensation for 2002 consists of payments for certain insurance premiums ($8,047) and an allowance for automobile and other expenses ($21,000).

(5) Mr. Hensley's other annual compensation for 2004 consists of payments for certain insurance premiums ($7,432) and an automobile allowance ($9,415).

(6) Mr. Hensley's other annual compensation for 2003 consists of payments for certain insurance premiums ($6,327) and an automobile allowance ($9,600).

(7) Mr. Hensley's other annual compensation for 2002 consists of payments for certain insurance premiums ($5,061) and an automobile allowance ($9,600).

(8) Mr. Black's other annual compensation for 2004 consists of payments for certain insurance premiums ($6,862) and an automobile allowance ($9,600).

(9) Mr. Black's other annual compensation for 2003 consists of payments for certain insurance premiums ($5,603) and an automobile allowance ($9,600).

(10) Mr. Black's other annual compensation for 2002 consists of payments for certain insurance premiums ($4,845) and an automobile allowance ($9,600).

(11) Mr. Ullman's other annual compensation for 2004 consists of payments for certain insurance premiums ($6,362) and the taxable value of the personal use of a Company car ($7,302).

(12) Mr. Ullman's other annual compensation for 2003 consists of payments for certain insurance premiums ($5,308) and the taxable value of the personal use of a Company car ($7,583).

(13) Mr. Ullman's other annual compensation for 2002 consists of payments for certain insurance premiums ($4,260) and the taxable value of the personal use of a Company car ($3,816).

(14) Mr. DeBoer's other annual compensation for 2004 consists of payments for certain insurance premiums ($8,379) and an automobile allowance ($4,200).

(15) Mr. DeBoer's other annual compensation for 2003 consists of payments for certain insurance premiums ($7,035) and an automobile allowance ($4,200).

(16) Mr. DeBoer's other annual compensation for 2002 consists of payments for certain insurance premiums ($5,789) and an automobile allowance ($4,200).

STOCK OPTION GRANTS

         No stock option grants or stock appreciation rights were granted to the Named Executive Officers during Fiscal 2004.

OPTION EXERCISE AND YEAR-END VALUES

         The following table provides information, with respect to the Named Executive Officers, concerning the exercise of options during Fiscal 2004 and unexercised options held by them as of the end of that fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SHARES UNDERLYING        VALUE OF UNEXERCISED
                                                          UNEXERCISED OPTIONS AT FISCAL      IN-THE-MONEY OPTIONS AT
                              SHARES          VALUE                  YEAR END                  JANUARY 29, 2005(2)
                           ACQUIRED ON       REALIZED     ------------------------------   ---------------------------
          NAME             EXERCISE (#)       ($)(1)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
------------------------   ------------     ---------      -----------    -------------    -----------   -------------
Robert N. Wildrick......         0               0           682,498            0          12,117,782          0
Robert B. Hensley.......      46,875        1,064,250        108,750          18,750        2,470,328       303,255
R. Neal Black...........      96,985        2,228,218         68,014          18,750        1,575,636       303,255
David E. Ullman.........        0               0            168,750          18,750        3,992,410       303,255
Jerry L. DeBoer.........        0               0             26,250           9,375          474,159       151,628

----------
(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

(2) Based upon the market price of $28.52 per share, determined on the basis of the closing selling price per share of our common stock on the NASDAQ National Market on January 28, 2005, less the option exercise price payable per share. January 28, 2005 was the last business day prior to the close of Fiscal 2004.

PERFORMANCE GRAPH

         The graph below compares changes in the cumulative total stockholder return (change in stock price plus reinvested dividends) for the period from January 28, 2000 through January 28, 2005 of an initial investment of $100 invested in (a) Jos. A. Bank's common stock, (b) the Total Return Index for the NASDAQ Stock Market (U.S.) (NASDAQ U.S.) and (c) the Total Return Index for NASDAQ Retail Trade Stocks (NASDAQ Retail). The measurement date for each point on the graph is the last trading day of the fiscal year noted on the horizontal axis. Total Return Index values are provided by NASDAQ and prepared by the Center for Research in Security Prices at the University of Chicago. The stock price performance is not included to forecast or indicate future price performance.

       [The following table represents a line chart in the printed piece]

Fiscal Year       Fiscal 1999    Fiscal 2000   Fiscal 2001   Fiscal 2002   Fiscal 2003   Fiscal 2004
                   (1/28/00)       (2/2/01)      (2/1/02)     (1/31/03)      (1/30/04)     (1/28/05)
Jos. A. Bank        $100.00         $177.46       $219.08      $663.01       $1,353.18     $1,648.55
Nasdaq US           $100.00          $68.17        $49.31       $34.40          $53.54        $52.96
Nasdaq Retail       $100.00          $76.90        $91.61       $74.52         $109.26       $130.82



                                 JOS. A. BANK            TOTAL RETURN INDEX NASDAQ         TOTAL RETURN INDEX
                                                            STOCK MARKET (U.S.)            NASDAQ RETAIL TRADE
                                                                                                 STOCKS
January 28, 2000...........         $100.00                        $100.00                        $100.00
February 2, 2001...........          177.46                          68.17                          76.90
February 1, 2002...........          219.08                          49.31                          91.61
January 31, 2003...........          663.01                          34.40                          74.52
January 30, 2004...........        1,353.18                          53.54                         109.26
January 28, 2005...........        1,648.55                          52.96                         130.82


EXECUTIVE EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with each of the Named Executive Officers. The options granted under the respective employment agreements discussed below are as set forth in such employment agreements. Neither the number of options nor their exercise prices have been adjusted to reflect the Stock Dividends.

ROBERT N. WILDRICK

         Mr. Wildrick is employed as our Chief Executive Officer pursuant to an amended employment agreement that expires on January 31, 2009. Mr. Wildrick currently receives an annual base salary of $1,025,876 and is eligible to receive a bonus under the Basic Bonus Plan (as defined and described under the heading "Bonus Plans" in the section of this Proxy Statement titled "Compensation Committee's Report on Executive Compensation") of up to 125% of his base salary or, in lieu thereof, a bonus under the Incentive Bonus Plan (as defined in said Report) of up to 250% of his base salary. The annual bonus is generally conditioned upon the Company achieving certain goals for earnings per share as established by the Compensation Committee. Mr. Wildrick received a guaranteed bonus of $56,250 for the period from November 1, 1999 through January 29, 2000. Mr. Wildrick received a guaranteed bonus of $168,750 for the period from January 30, 2000 through October 31, 2000, which was credited against the performance-based bonus paid to Mr. Wildrick for the year ended January 28, 2000. As approved by the Compensation Committee in Mr. Wildrick's original employment agreement, effective November 1, 1999, the Company granted to Mr. Wildrick an option to purchase 600,000 shares of common stock at an exercise price of $3.41 per share. The option was fully exercised during Fiscal 2003. The exercise price of the option was calculated as the average closing price of the common stock for the thirty day trading period commencing ten trading days prior to November 1, 1999, the date Mr. Wildrick started working for the Company. During the year ended January 28, 2000, Mr. Wildrick was paid a moving allowance of $110,000 in accordance with the employment agreement. As approved by the Compensation Committee in Mr. Wildrick's amended employment agreement, effective October 3, 2003, the Company granted to Mr. Wildrick an immediately vested option to purchase 150,000 shares of common stock at an exercise price of $30.093 per share, the closing price of our stock on the grant date. Mr. Wildrick received an extension bonus of $900,000 in connection with the extension of his employment agreement for an additional four year term ending January 31, 2009. Without the extension, Mr. Wildrick's employment agreement would have expired January 29, 2005 and Mr. Wildrick would have been entitled to severance in the amount of $900,000. Mr. Wildrick's amended employment agreement does not provide for severance upon expiration of the employment term. We may or Mr. Wildrick may terminate his employment agreement without cause or good reason upon sixty days written notice. We may terminate the employment agreement for cause. Mr. Wildrick may terminate the employment agreement for good reason or upon a change in control of the Company. In addition to any prorated bonus to which Mr. Wildrick may be entitled, he will be entitled to termination compensation of (a) $1,500,000, if we terminate the employment agreement without cause or if Mr. Wildrick terminates the employment agreement for good reason; or (b) $1,800,000, if we terminate the employment agreement within 90 days following a change in control of the Company or if Mr. Wildrick terminates the employment agreement upon a change in control of the Company. Mr. Wildrick will generally be subject to certain non-compete restrictions following the term of his employment with us.

ROBERT B. HENSLEY

         Mr. Hensley is employed as our Executive Vice President for Stores and Operations pursuant to an amended employment agreement that expires January 31, 2007. Mr. Hensley currently receives an annual base salary of $345,000. Mr. Hensley is currently eligible to receive a bonus under the Basic Bonus Plan of up to 65% of his base salary or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to 130% of his base salary. During the year ended January 28, 2000, we granted to Mr. Hensley an option to purchase 50,000 shares of common stock at an exercise price of $3.00 per share (the market closing price of the common stock on Mr. Hensley's start date with us). The option is fully vested. Mr. Hensley was paid a moving allowance of $58,281 during the year ended February 2, 2001 and $16,804 during the year ended February 1, 2002. If Mr. Hensley's employment is terminated by the Company without cause or if Mr. Hensley resigns for good reason, or if Mr. Hensley's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Hensley shall be entitled to receive termination compensation equal to his base salary for a period of twelve (12) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Hensley will generally be subject to certain non-compete restrictions following the term of his employment with us.

R. NEAL BLACK

         Mr. Black is employed as our Executive Vice President for Merchandising and Marketing pursuant to an amended employment agreement that expires January 31, 2007. Mr. Black currently receives an annual base salary of $375,000. Mr. Black is currently eligible to receive a bonus under the Basic Bonus Plan of up to 65% of his base salary or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to 130% of his base salary. During the year ended January 28, 2000, we granted to Mr. Black an option to purchase up to 55,000 shares of common stock at an exercise price of $3.50 per share (the market closing price of the common stock on Mr. Black's start date with us). The option is fully vested. Mr. Black was paid a moving allowance of $55,489 during the year ended January 28, 2000. If Mr. Black's employment is terminated by the Company without cause or if Mr. Black resigns for good reason, or if Mr. Black's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Black shall be entitled to receive termination compensation equal to his base salary for a period of twelve
(12) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Black will generally be subject to certain non-compete restrictions following the term of his employment with us.

DAVID E. ULLMAN

         Mr. Ullman is employed as our Executive Vice President- Chief Financial Officer pursuant to an amended and restated employment agreement that expires January 31, 2007. Mr. Ullman currently receives an annual base salary of $295,000. Mr. Ullman is currently eligible to receive a bonus under the Basic Bonus Plan of up to 65% of his base salary or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to 130% of his base salary. If Mr. Ullman's employment is terminated by the Company without cause or if Mr. Ullman resigns for good reason, or if Mr. Ullman's employment agreement expires without the Company having offered him at least a one year renewal or extension of the employment period on its then current terms, Mr. Ullman shall be entitled to receive termination compensation equal to his base salary for a period of eighteen (18) months following the date of termination plus a prorated portion of the bonus for the then current bonus year. Mr. Ullman will generally be subject to certain non-compete restrictions following his term of employment with us.

JERRY L. DEBOER

         Mr. DeBoer is employed as our Senior Vice President for Marketing pursuant to a letter agreement dated November 20, 2000. During the year ended February 2, 2001, Mr. DeBoer received a signing bonus of $10,000. Mr. DeBoer currently receives a base salary of $230,000. Mr. DeBoer is currently eligible to receive a bonus under the Basic Bonus Plan of up to 50% of his base salary or, in lieu thereof, a bonus under the Incentive Bonus Plan of up to 100% of his base salary. Mr. DeBoer was paid a moving allowance of $60,000 in the year ended February 1, 2002. Under the terms of the letter agreement, Mr. DeBoer's employment with us may be terminated at any time either by us or Mr. DeBoer. In the event Mr. DeBoer's employment with us ends due to reasons other than voluntary resignation or for cause, Mr. DeBoer shall be entitled to receive termination compensation equal to his base salary for a period of twelve (12) months following the date of termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 2004, no interlocking relationship has existed between the members of our Compensation Committee and the board of directors or compensation committee of any other company.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

         The Company applies a consistent philosophy to compensation for all employees, including executive officers. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and stockholders.

         The Committee is composed entirely of Independent Directors. We approve all of the Company's executive compensation policies and programs and all compensation awarded to executive officers.

         COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward senior management who contribute to the long-term success of the Company. To achieve these goals, the Company's executive compensation program is composed of cash-based compensation (in the form of base salaries and bonuses) and equity-based compensation (in the form of stock option grants). Awards have been granted with respect to all shares reserved under the Company's two incentive plans. Therefore, no further awards can be granted unless shares become available as a result of the forfeiture of existing options or the approval of one or more new options plans. Having a compensation program that allows the Company to successfully attract and retain key employees permits the Company to enhance stockholder value, foster innovation and teamwork and adequately reward employees.

         The  Company  has  established   the  following   principles  to  guide
development of the Company's compensation program and to provide a framework for compensation decisions:

o provide a total compensation package that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term stockholder value; and

o establish for senior management annual incentives that are directly tied to the overall financial performance of the Company.

         BONUS PLANS

         All of the Company's officers and certain key managers were included in a basic bonus plan for Fiscal 2004 (the "Basic Bonus Plan"). Maximum potential awards under the Basic Bonus Plan ranged from 10% to 125% of the participants' base salaries. The Basic Bonus Plan established (a) two goals for Company earnings per share after payment of bonuses (the "Company's EPS"), which were uniform for all Basic Bonus Plan participants (the "EPS Goals"); and (b) goals for departmental/individual performance, which varied with each Basic Bonus Plan participant (the "Performance Goals"). The first EPS Goal for Fiscal 2004 was $1.45. No bonus was payable to any Basic Bonus Plan participant unless the Company's EPS were at least equal to the first EPS Goal (regardless of whether such participant satisfied his/her Performance Goals). The second EPS Goal for Fiscal 2004 was $1.65. After accounting for the bonus awards, the earnings of the Company were a record $1.72 per diluted share, an increase of 47% over earnings per share in Fiscal 2003. Therefore, the maximum potential award was paid to each Basic Bonus Plan participant (other than senior management) who satisfied all applicable Performance Goals.

         The Committee found it to be in the best interest of stockholders to encourage and reward exceptional performance of the Company by establishing for the senior management of the Company an additional bonus plan for Fiscal 2004 (the "Incentive Bonus Plan"). Maximum potential awards under the Incentive Bonus Plan ranged from 75% to 250% of the participants' base salaries. After accounting for the bonus awards, the earnings of the Company were a record $1.72 per diluted share, an increase of 47% over earnings per share in Fiscal 2003. Having reviewed the Company's superior performance in Fiscal 2004, the Committee determined that, in lieu of any bonus otherwise payable under the Basic Bonus Plan, awards under the Incentive Bonus Plan were payable to all Incentive Bonus Plan participants.

         CHIEF EXECUTIVE OFFICER COMPENSATION

         During Fiscal 2004, pursuant to his employment agreement, Mr. Wildrick received a base salary of $784,121 and an allowance of $1,750 per month for his car and other expenses. The Company's EPS in Fiscal 2004 were a record $1.72 per diluted share. Therefore, pursuant to Mr. Wildrick's employment agreement, a bonus in the amount of $1,960,302 was payable to Mr. Wildrick under the Incentive Bonus Plan.

              Compensation Committee (as of Fiscal 2004 year-end):
                               Andrew A. Giordano
                                Gary S. Gladstein
                           David A. Preiser (Chairman)

        INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE OFFICER COMPENSATION

         The executive officers of the Company, as well as all employees of the Company, are eligible, but not entitled (except as otherwise set forth in any applicable employment agreement) to participate in the 1994 Incentive Plan and 2002 Incentive Plan. The purpose of the Incentive Plans is to provide additional incentives to employees to maximize stockholder value by aligning more closely the employees' and stockholders' interests through employee stock ownership. The Incentive Plans use long-term vesting periods to encourage key employees to continue in the employ of the Company. The Incentive Plan Committee administers the Incentive Plans.

         Subject to the terms and conditions of the Incentive Plans, the Incentive Plan Committee has the authority to determine those individuals to whom stock options are awarded, the terms upon which option grants are made and the number of shares subject to each option. Consistent with the Company's compensation philosophy as set forth above in the Compensation Committee report, the Incentive Plan Committee selects as recipients of discretionary awards under the Incentive Plans those employees, officers, directors and consultants whose performance it determines significantly promotes the success of the Company, thereby enhancing stockholder value. The Incentive Plan Committee also has the authority to interpret and determine all questions of policy with respect to the Incentive Plans and grants thereunder and to adopt rules, regulations, agreements and instruments deemed necessary for the proper administration of the Incentive Plans.

             Incentive Plan Committee (as of Fiscal 2004 year-end):
                                Gary S. Gladstein
                           David A. Preiser (Chairman)

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the responsibilities of the Board of Directors relating to: (1) the integrity of our financial statements; (2) the qualifications and independence of our registered public accounting firm; (3) the performance of our registered public accounting firm (4) the adequacy of our systems of internal accounting and financial controls; and (5) our compliance with ethics policies and legal and regulatory requirements.

         Deloitte was the principal accountant engaged to audit the financial statements of the Company for the year ended January 29, 2005. The Audit Committee has reviewed and discussed those audited financial statements with the Company's management and Deloitte. The Audit Committee has also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.

         The Audit Committee has received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, as modified or supplemented, and the Audit Committee has evaluated the independence of Deloitte from Jos. A. Bank.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 29, 2005 for filing with the Securities and Exchange Commission.

                  Audit Committee (as of Fiscal 2004 year-end):
                               Andrew A. Giordano
                          Gary S. Gladstein (Chairman)
                                David A. Preiser

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership of common stock (Forms 3, 4, and 5) with the Securities and Exchange Commission and NASDAQ. Officers, directors, and greater-than-ten percent stockholders are required to furnish the Company with copies of all such forms that they file.

         To the Company's knowledge, based solely on the Company's review of the copies of Forms 3, 4 and 5, and amendments thereto, received by it during or with respect to Fiscal 2004, all filings applicable to its officers, directors, greater-than-ten percent stockholders and other persons subject to Section 16 of the Exchange Act were timely.

EQUITY COMPENSATION PLAN INFORMATION

         The table which follows contains information, as of the end of Fiscal 2004, on the Company's equity compensation plans.

PLAN CATEGORY                        (A)                           (B)                            (C)
                           NUMBER OF SECURITIES        WEIGHTED-AVERAGE EXERCISE      NUMBER OF SECURITIES
                           TO BE ISSUED UPON           PRICE OF OUTSTANDING           REMAINING AVAILABLE FOR
                           EXERCISE OF                 OPTIONS, WARRANTS AND RIGHTS   FUTURE ISSUANCE UNDER EQUITY
                           OUTSTANDING OPTIONS,                                       COMPENSATION PLANS (EXCLUDING
                           WARRANTS AND RIGHTS                                        SECURITIES REFLECTED IN
                                                                                      COLUMN (A))
                           ------------------------    ---------------------------    -----------------------------
EQUITY COMPENSATION               1,406,352                      $10.27                          29,128
PLANS APPROVED BY OUR
STOCKHOLDERS
EQUITY COMPENSATION                   -                            -                               -
PLANS NOT APPROVED BY
OUR STOCKHOLDERS
                           ------------------------    ---------------------------    -----------------------------
TOTAL                             1,406,352                      $10.27                          29,128
                           ========================    ===========================    =============================

          NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT, THE AUDIT COMMITTEE REPORT, REFERENCE TO THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS AND THE STOCK PERFORMANCE GRAPH ARE NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY OF THOSE PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES.

         THE BOARD HOPES THAT YOU WILL ATTEND THE ANNUAL MEETING. WHETHER YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING. YOUR COOPERATION IS APPRECIATED.

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